                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

Filed by the Registrant /X/

Filed by a Party other than the Registrant / /

Check the appropriate box:

/ /  Preliminary Proxy Statement

/X/  Definitive Proxy Statement

/ /  Definitive Additional Materials

/ /  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                              QUEST MEDICAL, INC.
- --------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

                   BOARD OF DIRECTORS OF QUEST MEDICAL, INC.
- --------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

     /X/  $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), or 14a-6(j)
          (2)

     / / $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).

     / /  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and
          0-11.

     (1)  Title of each class of securities to which transaction applies:

- -------------------------------------------------------------------------------
     (2)  Aggregate number of securities to which transaction applies:

- -------------------------------------------------------------------------------
     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:(1)

- -------------------------------------------------------------------------------
     (4)  Proposed maximum aggregate value of transaction:


     / / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

- -------------------------------------------------------------------------------
     (2)  Form, Schedule or Registration Statement No.:

- -------------------------------------------------------------------------------
     (3)  Filing Party:

- -------------------------------------------------------------------------------
     (4)  Date Filed:

- -------------------------------------------------------------------------------

- ----------------------
        1 Set forth the amount on which the filing fee is calculated and state how it was determined.

(LOGO) QUEST Medical, lnc.



                                  May 10, 1995


Dear Stockholder:

On behalf of the Board of Directors and management of Quest Medical, Inc., I cordially invite you to the Annual Meeting of Stockholders to be held on Thursday, June 22, 1995, in Allen, Texas. Information about the meeting is presented on the following pages.

In addition to the formal items of business to be brought before the meeting, members of management will report on the Company's operations and answer stockholder questions.

It is important that your stock be represented at the meeting regardless of the number of shares you hold. You are encouraged to specify your voting preferences by so marking and dating the enclosed proxy card. But, if you wish to vote in accordance with the directors' recommendations, all you need do is sign and date the card.

Please complete and return the proxy card in the enclosed envelope whether or not you plan to attend the meeting. If you do attend and wish to vote in person, you may revoke your proxy at that time.

Thank you for your continued support of Quest Medical. We look forward to seeing you on June 22nd.

                                        Sincerely,



                                        Thomas C. Thompson
                                        President and Chief Executive Officer

                              QUEST MEDICAL, INC.
                             ONE ALLENTOWN PARKWAY
                               ALLEN, TEXAS 75002


                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                            TO BE HELD JUNE 22, 1995


As a stockholder of Quest Medical, Inc. (the "Company"), you are hereby given notice of and invited to attend in person or by proxy the Annual Meeting of Stockholders of the Company to be held at the Company's offices located at One Allentown Parkway, Allen, Texas 75002 on Thursday, June 22, 1995, at 10:00 a.m., Dallas, Texas time, for the following purposes:

         1.  To elect seven directors for a one-year term.
         2.  To approve the Quest Medical, Inc. 1995 Stock Option Plan.
         3. To transact such other business as may properly come before the meeting or any adjournment(s) thereof.

The Board of Directors has fixed the close of business on April 24, 1995 as the record date (the "Record Date") for the determination of stockholders entitled to notice of and to vote at the meeting and any adjournment(s) thereof. Only stockholders of record at the close of business on the Record Date are entitled to notice of and to vote at the meeting. The transfer books will not be closed.

It is important that your shares be represented at the meeting. I urge you to sign, date and promptly return the enclosed proxy card in the enclosed business reply envelope. No postage is required if mailed in the United States.

                                        By Order of the Board of Directors



                                        F. Robert Merrill III
                                        Secretary

Allen, Texas
May 10, 1995

                             QUEST MEDICAL, INC.

                             -------------------

                               PROXY STATEMENT

                             -------------------

The accompanying proxy is solicited on behalf of the Board of Directors of Quest Medical, Inc. (the "Company") for use at the Annual Meeting of Stockholders to be held on Thursday, June 22, 1995, at 10:00 a.m., or at any adjournment or adjournments thereof, at the place and for the purposes set forth in the accompanying Notice of Annual Meeting of Stockholders. Proxies in the accompanying form, properly signed and received in time for the meeting, will be voted as instructed. The persons named in the accompanying proxy will vote the proxy for the Board of Directors' slate of directors and the approval of the 1995 Stock Option Plan unless contrary instructions are given. At any time before it is voted, each proxy granted may be revoked by the stockholder by a later dated proxy, by written revocation addressed to the Secretary of the Company at the address below or by voting by ballot at the Annual Meeting.

The cost of preparing and mailing the enclosed material will be borne by the Company. The Company may use the services of officers and employees of the Company (who will receive no additional compensation) to solicit proxies. The Company intends to request banks and brokers holding shares of the Company's stock to forward copies of the proxy material to those persons for whom they hold shares and to request authority for the execution of proxies. The Company will reimburse banks and brokers for their out-of-pocket expenses.

The principal executive office of the Company is located at One Allentown Parkway, Allen, Texas 75002. This proxy statement and the accompanying proxy card are being sent to stockholders on or about May 10, 1995.

                                STOCKHOLDER VOTE

Only stockholders of record at the close of business on April 24, 1995, are entitled to vote at the Annual Meeting or any adjournment or adjournments thereof. At April 24, 1995, there were 6,173,206 shares of Common Stock, par value $.05 per share (the "Common Stock"), outstanding. Every holder of outstanding shares of Common Stock entitled to be voted at the Annual Meeting is entitled to one vote for each share held.

The presence at the Annual Meeting in person, or by proxy, of the holders of a majority of outstanding Common Stock constitutes a quorum for the Annual Meeting and for acting on the matters specified in the Notice. Votes withheld from any director nominee will be counted in determining whether a quorum has been reached. In the election of directors, stockholders are not entitled to cumulate their votes and are not entitled to vote for a greater number of persons than the number of nominees named in this Proxy Statement.

Assuming the presence of a quorum, the affirmative vote of a plurality of the shares of Common Stock voted at the Annual Meeting and entitled to vote thereon is required for the election of directors. Votes may be cast in favor of or withheld from a director nominee. Votes that are withheld from a particular nominee will be excluded entirely from the vote and will not affect the outcome of the vote. Under applicable rules, brokers who hold shares in street name have the authority to vote on certain items when they have not received instructions from beneficial owners. Brokers who do not receive instructions are entitled to vote on the election of directors.

Assuming the presence of a quorum, the affirmative vote of a majority of the shares of Common Stock voted at the Annual Meeting and entitled to vote thereon is required to adopt the 1995 Stock Option Plan. Brokers who hold shares in street name have the authority to vote on the adoption of the 1995 Stock Option Plan when they have not received instructions from beneficial owners.

Where a stockholder has appropriately specified how a proxy is to be voted, it will be voted accordingly, and where no specific direction is given, it will be voted for adoption of each of the proposals set forth in the Notice and at the discretion of the proxy holders on all other business that may properly come before the meeting. Any stockholder present at the Annual Meeting, but who abstains from voting, shall be counted for purposes of determining whether a quorum exists, but an abstention shall not be counted as an affirmative vote in the election of the directors. With respect to the approval of the 1995 Stock Option Plan and all other matters, an abstention would have the same effect as a vote against the proposal.

                        SECURITY OWNERSHIP OF MANAGEMENT
                           AND PRINCIPAL STOCKHOLDERS

The following table sets forth as of April 24, 1995, the beneficial ownership of each current director, each nominee for director, the officers and directors as a group, and each stockholder known to management of the Company to own beneficially more than 5% of the outstanding Common Stock.

NAME AND ADDRESS OF                                            AMOUNT AND NATURE OF               PERCENT
BENEFICIAL OWNER                                             BENEFICIAL OWNERSHIP  (1)            OF CLASS
- ------------------                                           -------------------------           ----------
William N. Borkan                                                   809,333                      13.1%
3364 N.E. 167th Street
North Miami Beach, Florida  33160

The Equitable Companies Incorporated                                559,187(2)                    9.1%
787 Seventh Avenue
New York, New York  10019

John A. Gula                                                        338,098(3)                    5.5%
454 River Road
Fair Haven, New Jersey 07704

Dimensional Fund Advisors, Inc.                                     331,118(4)                    5.4%
1299 Ocean Avenue, 11th Floor
Santa Monica, California 90401

Thomas C. Thompson                                                  347,170(5)                    5.5%
One Allentown Parkway
Allen, Texas  75002

Linton E. Barbee                                                     15,300(3)                     (6)
4446 Mill Creek Road
Dallas, Texas  75244

Robert C. Eberhart, Ph.D.                                            11,588(7)                     (6)
10519 Royal Springs
Dallas, Texas  75229

F. Robert Merrill III                                                45,385(8)                     (6)
3329 Leigh
Plano, Texas  75025

Jack E. Meyer                                                       129,982(9)                    2.1%
14405 21st Avenue North
Minneapolis, Minnesota  55447

Hugh M. Morrison                                                     25,750(3)                     (6)
2517 Bluebonnet Boulevard
Houston, Texas  77030

Michael J. Torma, M.D.                                               3,750(7)                      (6)
8640 Breakers Point
Dallas, Texas  75243

David O. Turner                                                      12,875(7)                     (6)
2906 Country Club Road
Garland, Texas  75043

NAME AND ADDRESS OF                                            AMOUNT AND NATURE OF               PERCENT
BENEFICIAL OWNER                                             BENEFICIAL OWNERSHIP  (1)            OF CLASS
- ------------------                                           -------------------------           ----------
All officers and directors as a group                              1,077,458(10)                 16.5%
(16 Persons)
- -------------------------

(1) Except as otherwise stated in the footnotes to this table, each of the officers and directors and principal stockholders referred to in this table has sole voting and investment power with respect to all shares beneficially owned by such persons.
(2) Based on information obtained by the Company from Schedule 13G filed by The Equitable Companies Incorporated ("The Equitable"), pursuant to a Joint Filing Agreement among The Equitable, Alpha Assurances I.A.R.D. Mutuelle, Alpha Assurances Vie Mutuelle, AXA Assurances I.A.R.D. Mutuelle, AXA Assurances Vie Mutuelle, and Uni Europe Assurance Mutuelle, and AXA, dated February 10, 1995, Alliance Capital Management L.P., a subsidiary of The Equitable, is deemed to have beneficial ownership of 559,187 shares of the Company's Common Stock, as of December 31, 1994.
(3)      Includes 10,300 shares subject to options.
(4) Based on information obtained by the Company from Schedule 13G filed by Dimensional Fund Advisors, Inc. ("Dimensional") dated January 31, 1995, Dimensional, a registered investment advisor, is deemed to have beneficial ownership of 331,118 shares of the Company's Common Stock as of December 31, 1994, all of which shares are held in portfolios of DFA Investment Dimensions Group Inc., a registered open-end investment company, or in series of the DFA Investment Trust Company, a Delaware business trust, or the DFA Group Trust and the DFA Participating Group Trust, investment vehicles for qualified employee benefit plans, all of which Dimensional serves as investment manager.
(5)      Includes 116,170 shares subject to options.
(6)      Does not exceed 1%.
(7)      Consists entirely of shares subject to options.
(8)      Includes 45,320 shares subject to options.
(9)      Includes 3,863 shares subject to options.
(10)     Includes 337,688 shares subject to options.

                             ELECTION OF DIRECTORS

Seven directors are proposed to be elected at the Annual Meeting. Each director will serve until the next Annual Meeting of Stockholders or until his successor shall be elected and shall qualify. Proxies in the accompanying form will be voted for the seven nominees listed in the table that follows, except where authority is specifically withheld by the stockholder. Jack E. Meyer, a director of the Company since 1987, will not stand for re-election at the June 1995 Annual Meeting of Stockholders. All nominees are incumbent directors with the exception of William N. Borkan. If any of the nominees should become unable to accept election, or for good cause will not accept the election, the person named in the proxy may vote for such other person or persons as may be designated by the Board of Directors. Each of the nominees named below has indicated his willingness to accept election, and management has no reason to believe that any of the nominees named below will be unable or unwilling to serve.

The nominees for directors of the Company are as follows:

                                                                                          DIRECTOR OF
                              PRINCIPAL OCCUPATION OR EMPLOYMENT DURING THE                 COMPANY
NAME                          PAST FIVE YEARS                                    AGE         SINCE
- ----------------------------------------------------------------------------------------------------
Thomas C. Thompson            President of the Company since 1979; Chief         57          1979
                              Executive Officer of the Company since May
                              1984.

John A. Gula(1)               Independent healthcare consultant since            55          1979
                              January 1986.

                                                                                          DIRECTOR OF
                              PRINCIPAL OCCUPATION OR EMPLOYMENT DURING THE                COMPANY
NAME                          PAST FIVE YEARS                                    AGE        SINCE
- -----------------------------------------------------------------------------------------------------
Linton E. Barbee(1)           Partner, Fulbright & Jaworski L.L.P. (law          56          1983
                              firm) since October 1990; Partner, Hughes &
                              Luce (law firm) from May 1986 to October 1990.

Hugh M. Morrison(2)(3)        Independent business consultant and investor       48          1983
                              since January 1993; President and Chief
                              Executive Officer of American Funeral Services
                              Corporation (formerly Golden Era Services,
                              Inc.) from December 1989 to December 1992;
                              Director of Dow B. Hickam from March 1984 to
                              October 1991.

Robert C. Eberhart,           Chairman, Biomedical Engineering Program,          58          1994
Ph.D.(1)                      University of Texas Southwestern Medical
                              Center at Dallas since September 1984.

Michael J. Torma,             Chair, Surgical Services of Presbyterian           52          1994
M.D.(2)(3)                    Hospital of Dallas and Chairman of Institute
                              for Surgical Sciences of Presbyterian
                              Healthcare System since October 1992; Command
                              Surgeon, Strategic Air Command, USAF from June
                              1990 to September 1992; Chief of Professional
                              Affairs & Quality Assurance for USAF Medical
                              Services from June 1988 to June 1990.

William N. Borkan             CEO and President, NICE Technology, Inc. since     39           --
                              October 1991; President of Neuromed, Inc. from
                              May 1980 to January 1993, Chairman and CEO of
                              Neuromed, Inc. from May 1980 to March 1995.

(1) Member of Audit Committee
(2) Member of Compensation Committee
(3) Member of Stock Option Committee

             COMPENSATION AND COMMITTEES OF THE BOARD OF DIRECTORS

During the fiscal year ended December 31, 1994, there were four (4) meetings of the Board of Directors. Each director (with the exception of Michael J. Torma, M.D.) attended at least 75% of the aggregate of (a) the total number of meetings of the Board of Directors held during the period for which he served as a director and (b) the total number of meetings held by all committees of the Board on which he served. Dr. Torma was elected to the Board of Directors during June 1994 and attended two of three subsequent board meetings. The Board has three committees: Audit, Compensation, and Stock Option.

Prior to the Annual Meeting, the Stock Option Committee consisted of Mr. Meyer, Mr. Morrison, and Dr. Torma, all non-management directors. This committee is vested with full authority to select participants, grant options, determine the number of shares subject to each option, the exercise price of each option and in general, to make, administer and interpret such rules and regulations as it deems necessary to administer the Company's Stock Option Plans. The Stock Option Committee held three (3) meetings during the year ended December 31, 1994. It is expected that Mr. Gula will be elected at the board meeting immediately following the Annual Meeting to replace Mr. Meyer on the Stock Option Committee.

Prior to the Annual Meeting, the Compensation Committee consisted of Mr. Meyer, Mr. Morrison, and Dr. Torma, all non-management directors. This committee establishes executive compensation policies and makes recommendations to the Board of Directors. The Compensation Committee held three (3) meetings during the year ended December 31, 1994. It is expected that Mr. Gula will be elected at the board meeting immediately following the Annual Meeting to replace Mr. Meyer on the Compensation Committee.

Prior to the Annual Meeting, the Audit Committee consisted of Mr. Barbee, Mr. Gula, and Dr. Eberhart, all non-management directors. This committee acts as a liaison between the Board of Directors and the independent auditors. The committee reviews with the independent auditors the planning and scope of financial statement audits, the results of those audits and the adequacy of internal accounting controls. It also monitors other corporate and financial policies. The Audit Committee held two (2) meetings during the year ended December 31, 1994. It is expected that Mr. Borkan will be elected at the board meeting immediately following the Annual Meeting to replace Mr. Gula on the Audit Committee.

Non-management directors received $1,000 for each Board of Director meeting attended and reimbursement for expenses incurred in attending such meetings. Non-management directors who serve on committees did not receive additional compensation for serving on such committees.

In April 1980, the Company adopted the Quest Medical, Inc. Directors' Stock Option Plan, (the "Directors' Plan"), which has been amended on several different occasions, most recently in July 1992 to increase the number of shares to be held by an advisory director at any time from 12,000 to 15,000. Under the Directors' Plan, nontransferable stock options may be granted to directors and advisory directors of the Company. Under the Directors' Plan, the option price per share cannot be less than the fair market value per share on the date the option is granted. The Directors' Plan further provides that the exercise period for options cannot exceed six years. Under the Directors' Plan, each option vests ratably over a four-year period.

During the year ended December 31, 1994, two directors were granted options under the Directors' Plan. Robert C. Eberhart, Ph.D. was granted 15,000 options at an exercise price of $4.375 and Michael J. Torma, M.D. was granted 15,000 options at an exercise price of $6.375. During the year ended December 31, 1994, no options were exercised under the Directors' Plan; however, during April 1995, two directors exercised options which were scheduled to expire during May and August of 1995. Linton E. Barbee purchased 15,450 shares of Common Stock at an exercise price of $2.18. The net value of such securities to Mr. Barbee (market value less exercise price) was approximately $78,331. Hugh M. Morrison purchased 6,180 shares of Common Stock at an exercise price of $1.45. The net value of such securities to Mr. Morrison was approximately $38,161.

                               EXECUTIVE OFFICERS

The executive officers of the Company are as follows:

                                                                                   EXECUTIVE OFFICER
         NAME                     AGE                     POSITION                      SINCE
         ----                     ---                     --------               ---------------------
Thomas C. Thompson                57          President, Chief Executive                 1979
                                              Officer and Director

David O. Turner                   48          Executive Vice President, Chief            1994
                                              Operating Officer

F. Robert Merrill III             45          Vice President - Finance, Chief            1981
                                              Financial Officer, Treasurer
                                              and Secretary


James P. Calhoun                  45          Vice President - Human                     1995
                                              Resources

George L. Carlson                 54          Vice President                             1995

Eric D. Dufford                   36          Vice President - Sales and                 1994
                                              Marketing

Kenneth A. Jones                  38          Vice President - Research and              1993
                                              Development

Robert E. Paysour                 37          Vice President - Corporate                 1989
                                              Development

O. Mark Samples                   45          Vice President - Manufacturing             1990

                                                                                   EXECUTIVE OFFICER
     NAME                         AGE                 POSITION                          SINCE
     ----                         ---                 --------                   ---------------------
W. Lynn Switzer                   46          Vice President - Quality                   1991

Executive officers are elected annually at the first meeting of the Board of Directors following the Annual Meeting of Stockholders and serve at the discretion of the Board of Directors.

Thomas C. Thompson has been President and Director of the Company since May 1979 and Chief Executive Officer of the Company since May 1984.

David O. Turner has been Executive Vice President and Chief Operating Officer of the Company since April 1994. From July 1990 to December 1993, Mr. Turner was employed by Texas Instruments as Worldwide Operations Manager of the Consumer Products Division. From October 1989 to June 1990, Mr. Turner was employed by Texas Instruments as Material Management Center Site and Operations Manager for the Defense Group. From August 1982 to September 1989, Mr. Turner was employed by Texas Instruments as Quality Manager for the Electro-Optics division of the Defense Group.

F. Robert Merrill III has been Vice President - Finance and Treasurer of the Company since February 1981, Secretary since February 1989 and Chief Financial Officer since April 1994.

James P. Calhoun has been Vice President - Human Resources of the Company since April 1995. From April 1992 to April 1995, Mr. Calhoun was employed by Hogan Quality Institute as Executive Director. From February 1988 to April 1992, Mr. Calhoun was employed by Harris Adacom Corporation as Vice President of Human Resources and Corporate Quality Programs.

George L. Carlson has been Vice President of the Company since April 1995. From January 1993 to April 1995, Mr. Carlson was employed by Neuromed, Inc. as President. From January 1989 to December 1992, Mr. Carlson was employed by Neuromed, Inc. as Vice President of Sales and Marketing.

Eric D. Dufford has been Vice President - Sales and Marketing of the Company since June 1994. From January 1991 to May 1994, Mr. Dufford was employed by St. Jude Medical, Inc. where he held various positions within the Sales and Marketing area, including Director of International Sales. From June 1983 to December 1990, Mr. Dufford was employed by Shiley, Inc. where he held various positions within the Cardiopulmonary Division, including Regional Manager.

Kenneth A. Jones has been Vice President - Research and Development of the Company since March 1993. From August 1991 to February 1993, Mr. Jones was Director of Research and Development of the Company. From March 1978 to July 1991, Mr. Jones was employed by the Shiley Division of Pfizer, Inc. where he held various positions in Research and Development including Manager of New Product Development for cardiopulmonary products.

Robert E. Paysour has been Vice President - Corporate Development of the Company since May 1989. From May 1988 to April 1989, Mr. Paysour was Director of Corporate Development of the Company. From July 1984 through April 1988, Mr. Paysour was employed by Marakon Associates, a management consulting firm, as an associate and manager.

O. Mark Samples has been Vice President - Manufacturing of the Company since March 1990. From November 1983 to February 1990, Mr. Samples was Director of Manufacturing of the Company.

W. Lynn Switzer has been Vice President - Quality of the Company since April 1991. From October 1990 to March 1991, Mr. Switzer was Director of Quality of the Company. From June 1971 to September 1990, Mr. Switzer was employed by Baxter International where he held various positions within the quality area, including Director of Regulatory Affairs and Quality Assurance.

                       COMPENSATION OF EXECUTIVE OFFICERS

The following tables set forth certain information regarding compensation, aggregate stock option grants and exercises during 1994 and year-end stock option values for the Chief Executive Officer and all other executive officers whose total annual salary and bonus exceeded $100,000 for the last fiscal year.

                           SUMMARY COMPENSATION TABLE

                           ANNUAL COMPENSATION                LONG-TERM COMPENSATION
                           -------------------                ----------------------
                                                                 AWARDS             PAYOUTS
                                                        ------------------------    -------
                                               Other    Restricted    Securities                All other
Name and                                      Annual       Stock      Underlying     LTIP        Compen-
Principal              Salary      Bonus       Comp.     Award(s)      Options/     Payouts      sation
Position     Year        ($)          ($)       ($)          ($)       SARs (#)        ($)         ($)
- ----------   ----   ----------    --------   --------    ---------     --------    --------    -----------
Thomas C.    1994   $168,480     $39,206        --          --            --          --      $  8,600(1)
Thompson     1993   $164,077     $23,918        --          --            --          --      $  8,797(2)
(C.E.O)      1992   $162,000     $21,393        --          --            --          --      $  8,264(3)
- ---------------------------------------------------------------------------------------------------------
David O.     1994   $ 84,675     $18,911        --          --            --          --      $  2,809(4)
Turner       1993   $     --     $   --         --          --            --          --      $     --
(C.O.O.)     1992   $     --     $   --         --          --            --          --      $     --
- ---------------------------------------------------------------------------------------------------------
F. Robert    1994   $ 92,150     $12,185        --          --            --          --      $  4,557(5)
Merrill,     1993   $ 89,449     $ 7,972        --          --            --          --      $  4,437(6)
III          1992   $ 88,320     $ 6,702        --          --            --          --      $  3,996(7)
(C.F.O.)
- ---------------------------------------------------------------------------------------------------------


(1) Includes $4,500 matching employer contribution under the Employee's Saving Plan (401K) and $4,100 for use of Company vehicle.
(2) Includes $4,497 matching employer contribution under the Employee's Savings Plan (401K) and $4,300 for use of Company vehicle.
(3) Includes $4,364 matching employer contribution under the Employee's Savings Plan (401K) and $3,900 for use of Company vehicle.
(4) Represents use of Company vehicle.
(5) Includes $3,057 matching employer contribution under the Employee's Savings Plan (401K) and $1,500 for car allowance.
(6) Includes $2,937 matching employer contribution under the Employee's Savings Plan (401K) and $1,500 for car allowance.
(7) Includes $2,496 matching employer contribution under the Employee's Savings Plan (401K) and $1,500 for car allowance.

                     OPTION/SAR GRANTS IN LAST FISCAL YEAR
                              (INDIVIDUAL GRANTS)

                           NUMBER OF    PERCENT OF TOTAL
                          SECURITIES      OPTIONS/SARS
                          UNDERLYING       GRANTED TO
                         OPTIONS/SARS     EMPLOYEES IN      EXERCISE OR BASE
         NAME             GRANTED (#)      FISCAL YEAR        PRICE ($/SH)       EXPIRATION DATE
- ------------------------------------------------------------------------------------------------
Thomas C. Thompson            --               --                  --                   --
(C.E.O.)
- ------------------------------------------------------------------------------------------------
David O. Turner             51,500(1)         28.9%              $4.61                4/13/04
(C.O.O.)
- ------------------------------------------------------------------------------------------------
F. Robert Merrill, III        --               --                  --                   --
(C.F.O.)
- ------------------------------------------------------------------------------------------------

(1) Adjusted to reflect 3% stock dividend.

              AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR
                     AND FISCAL YEAR END OPTION/SAR VALUES

                                               NUMBER OF SECURITIES           VALUE OF UNEXERCISED
              SHARES ACQUIRED     VALUE       UNDERLYING UNEXERCISED        IN-THE-MONEY OPTIONS/SARS
                ON EXERCISE     REALIZED    OPTIONS/SARS AT FY-END (#)            AT FY-END ($)
                                            --------------------------            -------------
   NAME             (#)            ($)      EXERCISABLE   UNEXERCISABLE   EXERCISABLE    UNEXERCISABLE
- ------------------------------------------------------------------------------------------------------
Thomas C.          2,000        $10,850      116,170             --              $417,863       --
Thompson
(C.E.O)
- ------------------------------------------------------------------------------------------------------
David O.            --             --            --          51,500             --           $32,960
Turner
(C.O.O.)
- ------------------------------------------------------------------------------------------------------
F. Robert           --             --         41,457          3,863              $146,020     $9,039
Merrill, III
(C.F.O.)
- ------------------------------------------------------------------------------------------------------

The Company does not have any deferred compensation, profit sharing, pension or retirement plans, except for the Employees Savings Plan and Trust (the "Savings Plan"), which was adopted by the Board of Directors effective as of January 1, 1988. The Savings Plan is available generally to any employee who has completed at least six months of service and is at least 21 years of age. The Savings Plan permits employees to elect salary deferral contributions of up to 15% of compensation (subject to limits imposed by the Internal Revenue Code) and requires the Company to make matching contributions equal to 50% of a participant's salary deferral contributions, to a maximum of salary deferral contributions equal to 6% of the participant's total cash compensation, up to $150,000. The amount of the matching employer contribution may be increased or decreased at the discretion of the Board of Directors. During the year ended December 31, 1994, the Company committed to contribute approximately $102,961 to the Savings Plan, of which $18,399 is to be contributed on behalf of the following executive officers: Thomas C. Thompson--$4,500, Kenneth A. Jones--$2,865, F. Robert Merrill, III--$3,057, Robert E. Paysour--$2,775, O. Mark Samples--$2,713, and W. Lynn Switzer--$2,489.

                             1995 STOCK OPTION PLAN

Effective March 30, 1995, the Board of Directors adopted the Quest Medical, Inc. 1995 Stock Option Plan (the "Plan"). Certain options granted under the Plan are intended to qualify as "incentive stock options" pursuant to Section 422 of the Internal Revenue Code of 1986 while certain other options granted under the Plan will constitute nonqualified options. The Plan is being submitted for approval by the stockholders of the Company to qualify for the benefits of Rule 16b-3 under the Securities and Exchange Act and to permit the granting of qualified options under the Internal Revenue Code.

As background, in 1979, the Board of Directors adopted an employee stock option plan to attract and retain key employees. In 1992, the Board and the stockholders amended the plan to increase the number of shares issuable upon stock option exercises to 1,019,867(1). As of April 24, 1995, options to purchase 615,710 shares of Common Stock were outstanding but unexercised, and only 3,534 shares of Common Stock remained available under the plan for the grant of additional stock options. (A total of 400,623 shares had previously been issued upon the exercise of stock options granted under such plan.) Because the Company has used stock options to successfully attract and retain key employees in the past, the Board of Directors determined that it would be in the Company's best interest to adopt a new stock option plan.

The purpose of the Plan is to attract and retain the best available personnel for positions of substantial responsibility and to provide incentives to such personnel to promote the success of the business of the Company and its subsidiaries. On March 31, 1995, the Company consummated the acquisition of Neuromed, Inc. The Board of Directors believes it is essential to provide key employees of Neuromed, Inc. with an opportunity to acquire an equity interest in the Company and thereby share in its growth and prosperity, and to encourage such employees' continued involvement with the Company. In addition, as the Company continues to grow through acquisitions or the development of new products, the Board of Directors believes it is necessary to provide such equity-based incentives to other key employees. Consequently, the Board of Directors recommends that the Company's stockholders vote FOR the adoption of the Plan.

The 1995 Stock Option Plan is set forth as Appendix A to this Proxy Statement, and the following description is qualified in its entirety by this reference thereto.

The total number of shares of Common Stock issuable under the Plan shall be 250,000 shares, provided, however, that on January 1 of each year (commencing on January 1, 1996), the aggregate number of shares of Common Stock then issuable upon the exercise of options shall be increased by the same percentage that the total number of issued and outstanding shares of Common Stock increased from the preceding January 1 to the following December 31 (if such percentage is positive).

Officers or other key employees of the Company or one of its subsidiaries (including Neuromed, Inc.) are eligible to receive stock option grants under the Plan. The Stock Option Committee has determined that employees of the Company or its subsidiaries whose salaries exceed a certain level are eligible to receive stock options under the Plan. Approximately 59 people were eligible to participate in the Plan as of April 24, 1995.

- ------------------------------------------
(1) Adjusted to reflect 3% stock dividend.

Under the terms of the Plan, the Stock Option Committee of the Board of Directors (the "Committee"), consisting of two or more Disinterested Directors, will administer the Plan. The Committee is generally empowered to interpret the Plan, to prescribe, amend and rescind rules and regulations relating to it, and to determine the terms and provisions of the respective option agreements. The Committee may suspend or terminate the Plan at any time, although all Qualified Options must be granted within ten years from the effective date of the Plan.

Each option granted under the Plan will be evidenced by option agreements containing such terms and provisions as are approved by the Committee and executed on behalf of the Company by an appropriate officer. The per share exercise price of each option is determined by the Committee, but will in no event be less than the Fair Market Value of the Common Stock at the time the option is granted. Generally, each option will be for a term of not less than five years nor more than ten years from the date of grant. Vesting of the options will be determined by the Committee, although for the most part, options will become exercisable with respect to 25% of the total number of shares subject to the option twelve months after the date of grant and with respect to an additional 25% at the end of each twelve-month period thereafter on a cumulative basis during the succeeding three years.

Upon exercise of an option under the Plan, the exercise price for the purchased shares will be immediately payable in cash, by check, or at the Committee's option, previously owned shares of Common Stock having a Fair Market Value on the date immediately preceding the exercise date equal to the exercise price. The Committee may, but is not required to, make financing available to the Participant for the purchase of shares of Common Stock pursuant to such option on such terms as it shall specify.

Options granted under the Plan are not assignable or transferable other than by will or the laws of descent and distribution, and during the optionee's lifetime, the option may be exercised only by such optionee.

Options granted under the Plan shall cease to be exercisable with respect to any vested shares of Common Stock subject to the option (a) 90 days following the date the optionee ceases to be an employee of the Company or any of its subsidiaries if such cessation of service is not due to the death or permanent and total disability of the optionee or (b) twelve months following the date such optionee ceases to be an employee of the Company or any of its subsidiaries if such cessation of service is due to the death or permanent and total disability of the optionee.

If any option granted under the Plan expires or is terminated or canceled unexercised as to any shares of Common Stock, such released shares may again be optioned.

The following table sets forth information with respect to stock options granted under the Plan as of April 24, 1995:

                                                                             NUMBER OF SECURITIES
                                                                              UNDERLYING OPTIONS
        NAME OR GROUP OF OPTIONEE(S)                EXERCISE PRICE                 GRANTED
- -------------------------------------------------------------------------------------------------
George L. Carlson                                        $7.125                        40,000
President - Neuromed, Inc.
Vice President

James P. Calhoun                                         $7.125                        25,000
Vice President - Human Resources

All Current Executive Officers as a Group,               $7.125                        65,000
Including Persons Named Above
(2 Persons)

All Other Employees as a Group                           $7.125                       102,000
(13 Persons)(1)

(1) Consists entirely of employees of Neuromed, Inc.

                             CERTAIN RELATIONSHIPS
                            AND RELATED TRANSACTIONS

The Company has engaged the services of the law firm of Fulbright & Jaworski L.L.P. located in Dallas, Texas. Mr. Barbee, a director of the Company, is a partner of such firm.

                         INDEPENDENT PUBLIC ACCOUNTANTS

Ernst & Young LLP has been selected by the Board of Directors as the Company's independent auditors for the current year. Representatives of Ernst & Young LLP are expected to be present at the Annual Meeting and will have an opportunity to make a statement if they desire to do so, and are expected to be available to respond to appropriate questions.

                           PROPOSALS OF STOCKHOLDERS

A proper proposal submitted by a stockholder in accordance with applicable rules and regulations for presentation at the Company's Annual Meeting of Stockholders in 1996 and received at the Company's principal executive office by January 11, 1996, will be included in the Company's Proxy Statement and form of proxy relating to such Annual Meeting.

                                 OTHER MATTERS

The Board of Directors is not aware of any matter to be presented for action at the meeting other than the matters set forth herein. Should any other matter requiring a vote of stockholders arise, the proxies in the enclosed form confer upon the person or persons entitled to vote the shares represented by such proxies discretionary authority to vote the same in accordance with their best judgment in the interest of the Company.

                         FINANCIAL STATEMENTS AVAILABLE

A copy of the Company's 1994 Annual Report accompanies this Proxy Statement. The Annual Report does not constitute a part of the proxy solicitation material.

UPON WRITTEN REQUEST TO F. ROBERT MERRILL III, CORPORATE SECRETARY, QUEST MEDICAL, INC., ONE ALLENTOWN PARKWAY, ALLEN, TEXAS 75002, THE COMPANY WILL PROVIDE WITHOUT CHARGE COPIES OF THE COMPANY'S ANNUAL REPORT TO THE SECURITIES AND EXCHANGE COMMISSION ON FORM 10- KSB.

                                        By Order of the Board of Directors



                                        F. Robert Merrill III
                                        Secretary

Allen, Texas
May 10, 1995

                                                                      APPENDIX A


                              QUEST MEDICAL, INC.
                             1995 STOCK OPTION PLAN

         1. Purpose of the Plan. This Plan shall be known as the Quest Medical, Inc. 1995 Stock Option Plan. The purpose of the Plan is to attract and retain the best available personnel for positions of substantial responsibility and to provide incentives to such personnel to promote the success of the business of Quest Medical, Inc. and its subsidiaries.

         Certain options granted under this Plan are intended to qualify as "incentive stock options" pursuant to Section 422 of the Internal Revenue Code of 1986, as amended from time to time, while certain other options granted under the Plan will constitute nonqualified options.

         2. Definitions. As used herein, the following definitions shall apply:

                 (a) "Board" shall mean the Board of Directors of the Corporation.

                 (b) "Common Stock" shall mean the Common Stock, $.05 par value per share, of the Corporation. Except as otherwise provided herein, all Common Stock issued pursuant to the Plan shall have the same rights as all other issued and outstanding shares of Common Stock, including but not limited to voting rights, the right to dividends, if declared and paid, and the right to pro rata distributions of the Corporation's assets in the event of liquidation.

                 (c) "Code" shall mean the Internal Revenue Code of 1986, as amended from time to time.

                 (d)      "Committee" shall mean the committee described in
Section 18 that administers the Plan.

                 (e) "Corporation" shall mean Quest Medical, Inc., a Texas corporation.

                 (f) "Date of Grant" shall mean the date on which an Option is granted pursuant to this Plan or, if the Committee so determines, the date specified by the Committee as the date the award is to be effective.

                 (g) "Disinterested Director" shall mean a director who is not, during the one year prior to service as an administrator of the Plan, or during such service, granted or awarded an Option pursuant to the Plan or any other plan of the Corporation or any of its affiliates (except as may be permitted by Rule 16b-3 promulgated under the Exchange Act).

                 (h) "Employee" shall mean any officer or other key employee of the Corporation or one of its Subsidiaries (including any director who is also an officer or key employee of the Corporation or one of its Subsidiaries).

                 (i) "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

                 (j) "Fair Market Value" shall mean the closing sale price (or average of the quoted closing bid and asked prices if there is no closing sale price reported) of the Common Stock on the date specified as reported by NASDAQ or by the principal national stock exchange on which the Common Stock is then listed. If there is no reported price information for the Common Stock, the Fair Market Value will be determined by the Committee, in its sole discretion. In making such determination, the Committee may, but shall not be obligated to, commission and rely upon an independent appraisal of the Common Stock.

                 (k) "Nonqualified Option" shall mean any Option that is not a Qualified Option.

                 (l) "Option" shall mean a stock option granted pursuant to Section 6 of this Plan.

                 (m) "Optionee" and "Participant" shall each mean an individual who receives an Option pursuant to this Plan.

                 (n) "Plan" shall mean the Quest Medical, Inc. 1995 Stock Option Plan, as amended from time to time.

                 (o) "Qualified Option" shall mean any Option that is intended to qualify as an "incentive stock option" within the meaning of
Section 422 of the Code.

                 (p) "Rule 16b-3" shall mean Rule 16b-3 of the rules and regulations under the Exchange Act as Rule 16b-3 may be amended from time to time and any successor provisions to Rule 16b-3 under the Exchange Act.

                 (q) "Subsidiary" shall mean any now existing or hereinafter organized or acquired company of which more than fifty percent (50%) of the issued and outstanding voting stock is owned or controlled directly or indirectly by the Corporation or through one or more Subsidiaries of the Corporation.

         3. Term of Plan. The Plan was adopted by the Board effective as of March 30, 1995 and, to qualify for the benefits of Rule 16b-3 and to permit the granting of Qualified Options under the Code, will be submitted for approval by the shareholders of the Corporation by the affirmative votes of the holders of a majority of the shares of Common Stock then issued and outstanding. The Plan shall continue in effect until terminated pursuant to
Section 18(a).

         4. Shares Subject to the Plan. Subject to adjustment as provided in Section 17 hereof, the aggregate number of shares of Common Stock issuable upon the exercise of Options pursuant to this Plan shall be 250,000 shares; provided, however, that on January 1 of each year (commencing on January 1, 1996), the aggregate number of shares of Common Stock then issuable upon the exercise of Options shall be increased by the same percentage that the total number of issued and outstanding shares of Common Stock increased from the preceding January 1 to the following December 31 (if such percentage is positive). For example, if the total number of issued and outstanding shares of Common Stock on January 1, 1996 were 5,000,000, the total number of issued and outstanding shares of the Corporation on December 31, 1996 were 5,500,000, and the aggregate number of shares of Common Stock then issuable upon the exercise of Options pursuant to this Plan were 250,000, the aggregate number of shares of Common Stock issuable under the Plan effective January 1, 1997 would be 275,000 (a 10% increase). Shares issuable upon the exercise of Options may either be authorized but unissued shares or treasury shares. The Corporation shall, during the term of this Plan, reserve and keep available a number of shares of Common Stock sufficient to satisfy the requirements of the Plan. If an Option should expire or become unexercisable for any reason without having been exercised in full, then the shares that were subject thereto shall, unless the Plan shall have terminated, become immediately available for the grant of additional Options under this Plan, subject to the limitations set forth above. In addition, for purposes of calculating the aggregate number of shares that may be issued under this Plan, only the net shares issued (including the shares, if any, withheld for tax withholding requirements) shall be counted when shares of Common Stock are used as full or partial payment for shares issued upon exercise of a Qualified Option or a Nonqualified Stock Option. Shares tendered by a Participant as payment for shares issued upon such exercise shall be available for reissuance under the Plan.

         5. Eligibility. Qualified Options may be granted under Section 6 of the Plan to such Employees of the Corporation or its Subsidiaries as shall be determined by the Committee. Nonqualified Options may be granted under
Section 6 of the Plan to such Employees of the Corporation or its Subsidiaries as shall be determined by the Committee. In connection with the granting of Qualified Options, the aggregate Fair Market Value (determined at the Date of Grant of a Qualified Option) of the shares with respect to which Qualified Options are exercisable for the first time by an Optionee during any calendar year (under all such plans of the Optionee's employer corporation and its parent and subsidiary corporations as defined in Section 424(e) and (f) of the Code, or a corporation or a parent or subsidiary corporation of such corporation issuing or assuming an Option in a transaction to which Section 424(a) of the Code applies (collectively, such corporations described in this sentence are hereinafter referred to as "Related Corporations")) shall not exceed $100,000 or such other amount as from time to time provided in Section 422(d) of the Code or any successor provision. In connection with the granting of any Options under the Plan, the aggregate number of shares of Common Stock issuable to any single Employee shall not exceed the number of shares subject to the Plan referred to in Section 4.

         6. Grant of Options. The Committee shall determine the number of shares of Common Stock to be offered from time to time pursuant to Options granted hereunder and shall grant Options under the Plan. The grant of Options shall be evidenced by Option agreements containing such terms and provisions as are approved by the Committee and executed on behalf of the Corporation by an appropriate officer.

         7. Time of Grant of Options. The date of grant of an Option under the Plan shall be the date on which the Committee awards the Option or, if the Committee so determines, the date specified by the Committee as the date the award is to be effective. Notice of the grant shall be given to each Participant to whom an Option is granted promptly after the date of such grant.

         8. Price. The Option price for each share of Common Stock subject to an Option (the "Exercise Price") granted pursuant to Section 6 of the Plan shall be determined by the Committee at the Date of Grant; provided, however, that (a) the Exercise Price for any Option shall not be less than 100% of the Fair Market Value of the Common Stock at the Date of Grant, and (b) if the Optionee owns on the Date of Grant more than 10 percent of the total combined voting power of all classes of stock of the Corporation or its parent or any of its subsidiaries, as more fully described in Section 422(b)(6) of the Code or any successor provision (such shareholder is referred to herein as a "10-Percent Stockholder"), the Exercise Price for any Qualified Option granted to such Optionee shall not be less than 110% of the Fair Market Value of the Common Stock at the Date of Grant.

         9. Vesting. Subject to Section 11 of this Plan, each Option award under the Plan shall vest in accordance with the vesting provisions set forth in the applicable Option agreement. The Committee may, but shall not be required to, permit acceleration of vesting upon any sale of the Corporation or similar transaction. A Participant's Option agreement may contain such additional provisions with respect to vesting as the Committee shall specify.

         10. Exercise. A Participant may pay the Exercise Price of the shares of Common Stock as to which an Option is being exercised by the delivery of (a) cash, (b) check, (c) at the Committee's option, previously owned shares of Common Stock having a Fair Market Value on the date immediately preceding the exercise date equal to the Exercise Price or (d) at the Committee's option, any other consideration that the Committee determines is consistent with the Plan's purpose and applicable law. If the shares to be purchased are covered by an effective registration statement under the Securities Act of 1933, as amended, any Option granted under the Plan may be exercised by a broker-dealer acting on behalf of an Optionee if (a) the broker-dealer has received from the Optionee or the Corporation a fully- and duly-endorsed agreement evidencing such Option, together with instructions signed by the Optionee requesting the Corporation to deliver the shares of Common Stock subject to such Option to the broker-dealer on behalf of the Optionee and specifying the account into which such shares should be deposited, (b) adequate provision has been made with respect to the payment of any withholding taxes due upon such exercise, and (c) the broker-dealer and the Optionee have otherwise complied with Section 220.3(e)(4) of Regulation T, 12 CFR Part 220, or any successor provision.

         11. When Qualified Options May be Exercised. No Qualified Option shall be exercisable at any time after the expiration of ten (10) years from the Date of Grant; provided, however, that if the Optionee with respect to a Qualified Option is a 10-Percent Stockholder on the Date of Grant of such Qualified Option, then such Option shall not be exercisable after the expiration of five (5) years from its Date of Grant. In addition, if an Optionee of a Qualified Option ceases to be an employee of the Corporation or any Related Corporation for any reason, such Optionee's vested Qualified Options shall not be exercisable after (a) 90 days following the date such Optionee ceases to be an employee of the Corporation or any Related Corporation, if such cessation of service is not due to the death or permanent and total disability (within the meaning of Section 22(e)(3) of the Code) of the Optionee, or (b) twelve months following the date such Optionee ceases to be an employee of the Corporation or any Related Corporation, if such cessation of service is due to the death or permanent and total disability (as defined above) of the Optionee. Upon the death of an Optionee, any vested Qualified Option exercisable on the date of death may be exercised by the Optionee's estate or by a person who acquires the right to exercise such

Qualified Option by bequest or inheritance or by reason of the death of the Optionee, provided that such exercise occurs within both the remaining option term of the Qualified Option and twelve months after the date of the Optionee's death. This Section 11 only provides the outer limits of allowable exercise dates with respect to Qualified Options; the Committee may determine that the exercise period for a Qualified Option shall have a shorter duration than as specified above.

         12. Option Financing. Upon the exercise of any Option granted under the Plan, the Corporation may, but shall not be required to, make financing available to the Participant for the purchase of shares of Common Stock pursuant to such Option on such terms as the Committee shall specify.

         13. Withholding of Taxes. The Committee shall make such provisions and take such steps as it may deem necessary or appropriate for the withholding of any taxes that the Corporation is required by any law or regulation of any governmental authority to withhold in connection with any Option including, but not limited to, withholding the issuance of all or any portion of the shares of Common Stock subject to such Option until the Participant reimburses the Corporation for the amount it is required to withhold with respect to such taxes, canceling any portion of such issuance in an amount sufficient to reimburse the Corporation for the amount it is required to withhold or taking any other action reasonably required to satisfy the Corporation's withholding obligation.

         14. Conditions Upon Issuance of Shares. The Corporation shall not be obligated to sell or issue any shares upon the exercise of any Option granted under the Plan unless the issuance and delivery of shares shall comply with all provisions of applicable federal and state securities laws and the requirements of NASDAQ or any stock exchange upon which shares of the Common Stock may then be listed.

                 As a condition to the exercise of an Option, the Corporation may require the person exercising the Option to make such representations and warranties as may be necessary to assure the availability of an exemption from the registration requirements of applicable federal and state securities laws.

                 The Corporation shall not be liable for refusing to sell or issue any shares covered by any Option if the Corporation cannot obtain authority from the appropriate regulatory bodies deemed by the Corporation to be necessary to lawfully sell or issue such shares. In addition, the Corporation shall have no obligation to any Participant, express or implied, to list, register or otherwise qualify the shares of Common Stock covered by any Option.

                 No Participant will be, or will be deemed to be, a holder of any Common Stock subject to an Option unless and until such Participant has exercised his or her Option and paid the purchase price for the subject shares of Common Stock. Each Option under this Plan shall be transferable only by will or the laws of descent and distribution and shall be exercisable during the Participant's lifetime only by such Participant.

                 Any Common Stock issued pursuant to the exercise of an Option to a person who would be deemed an officer or director of the Corporation under Rule 16b-3 shall not be transferred until at least six months have elapsed from the Date of Grant to the date of disposition of the Common Stock.

         15. Restrictions on Shares. Shares of Common Stock issued pursuant to the Plan shall be subject to restrictions on transfer under applicable federal and state securities laws. The Board may impose such additional restrictions on the ownership and transfer of shares of Common Stock issued pursuant to the Plan as it deems desirable; any such restrictions shall be set forth in any Option agreement entered into hereunder.

         16. Modification of Options. At any time and from time to time, the Committee may execute an instrument providing for modification, extension or renewal of any outstanding Option, provided that no such modification, extension or renewal shall impair the Option without the consent of the holder of the Option or conflict with the provisions of Rule 16b-3. Notwithstanding the foregoing, (a) in the event of such a modification, substitution, extension or renewal of a Qualified Option, the Committee may increase the exercise price of such Option if necessary to retain the qualified status of such Option, and
(b) the Committee may, in its discretion and without the holder's consent, convert any Qualified Option into a Nonqualified Option.

         17. Effect of Change in Stock Subject to the Plan. In the event that each of the outstanding shares of Common Stock (other than shares held by dissenting stockholders) shall be changed into or exchanged for a different number or kind of shares of stock of the Corporation or of another corporation (whether by reason of merger, consolidation, recapitalization, reclassification, split-up, combination of shares or otherwise), or in the event a stock split or stock dividend shall have occurred, then the Corporation may either (a) substitute for each share of Common Stock then subject to Options or available for Options the number and kind of shares of stock into which each outstanding share of Common Stock (other than shares held by dissenting stockholders) shall be so changed or exchanged, or the number of shares of Common Stock as is equitably required in the event of a stock split or stock dividend, together with an appropriate adjustment of the Exercise Price, or (b) cancel all such Options as of the effective date of any merger, consolidation, recapitalization, reclassification, split-up or combination of shares by giving written notice to each holder thereof or his personal representatives of its intention to do so and by permitting the exercise of all such Options, without regard to determinations of periods or installments of exercisability during the thirty (30) day period immediately preceding such effective date. The Committee may, but shall not be required to, provide additional anti-dilution protection to a Participant under the terms of the Participant's Option agreement or otherwise.

         18.     Administration.

                 (a) Notwithstanding anything to the contrary herein, to the extent necessary to comply with the requirements of Rule 16b-3, the Plan shall be administered by the Board, if each member is a Disinterested Director, or by a committee of two or more Disinterested Directors appointed by the Board (the group responsible for administering the Plan is referred to herein as the "Committee"). Options may be granted under Sections 6 and 7, respectively, only by majority agreement of the members of the Committee. Subject to the limitations and qualifications set forth in this Plan, the Committee shall also determine the number of Options to be granted, the number of shares subject to each Option grant, the exercise price or prices of each Option, the vesting and exercise period of each Option, whether an Option may be exercised as to less than all of the Common Stock subject thereto, and such other terms and conditions of each Option, if any, as are consistent with the provisions of this Plan. Except with respect to Section 18(b) of this Plan, the Committee shall have complete authority to construe, interpret and administer the provisions of this Plan and the provisions of the Option agreements entered into hereunder; to prescribe, amend and rescind rules and regulations pertaining to this Plan; to suspend or discontinue this Plan (subject to Section 18(d)); and to make all other determinations necessary or deemed advisable in the administration of the Plan. The determinations, interpretations and constructions made by the Committee shall be final and conclusive. No member of the Committee shall be liable for any action taken, or failed to be taken, made in good faith relating to the Plan or any award thereunder, and the members of the Committee shall be entitled to indemnification and reimbursement by the Corporation in respect of any claim, loss, damage or expense (including attorneys' fees) arising therefrom to the fullest extent permitted by law.

                 (b) Members of the Committee shall be specified by the Board, and shall consist solely of Disinterested Directors. Disinterested Directors shall not be eligible to receive Options to purchase Common Stock pursuant to Section 6 of this Plan.

                 (c) Notwithstanding Section 18(a), to comply with Rule 16b-3, no amendment may be made without the approval of the shareholders of the Corporation by the affirmative votes of the holders of a majority of the shares of Common Stock then issued and outstanding, which amendment would materially
(i) increase the benefits accruing to Participants, (ii) increase the number of securities which may be issued under the Plan, other than in accordance with
Section 17 hereof, or (iii) modify the requirements as to eligibility for participation in the Plan.

                 (d) Although the Committee may suspend or discontinue the Plan at any time, all Qualified Options must be granted within ten (10) years from the effective date of the Plan or the date the Plan is approved by the shareholders of the Corporation, whichever is earlier.

         19. Continued Employment Not Presumed. Nothing in this Plan or any document describing it nor the grant of any Option shall give any Participant the right to continue in the employment of the Corporation or affect the right of the Corporation to terminate the employment of any such person with or without cause.

         20. Liability of the Corporation. Neither the Corporation, its directors, officers or employees or the Committee, nor any Subsidiary which is in existence or hereafter comes into existence, shall be liable to any Participant or other person if it is determined for any reason by the Internal Revenue Service or any court having jurisdiction that any Qualified Option granted hereunder does not qualify for tax treatment as an incentive stock option under Section 422 of the Code.

         21. GOVERNING LAW. THE PLAN SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF STATE OF TEXAS AND THE UNITED STATES, AS APPLICABLE, WITHOUT REFERENCE TO THE CONFLICT OF LAWS PROVISIONS THEREOF.

         22. Severability of Provisions. If any provision of this Plan is determined to be invalid, illegal or unenforceable, such invalidity, illegality or unenforceability shall not affect the remaining provisions of the Plan, but such invalid, illegal or unenforceable provision shall be fully severable, and the Plan shall be construed and enforced as if such provision had never been inserted herein.

                                                            APPENDIX B
/X/   Please mark your
      votes as in this
      example


                             FOR              WITHHELD                                                 FOR       AGAINST    ABSTAIN
1. Election of               / /                / /                 2. Proposal to approve the Quest   / /        / /         / /
   Directors                                                           Medical, Inc. 1995 Stock Option
   (see reverse)                                                       Plan.

For, except vote withheld from the following nominee(s):            3. In their discretion, the Proxies are authorized to vote upon such other business as may properly come
- ---------------------------------------------------------              before the meeting or any adjournment(s) thereof.

                                                                    This proxy will be voted in accordance with the specifications made above.




SIGNATURE(S)                                         DATE
            ----------------------------------------     ------------

SIGNATURE(S)                                         DATE
            ----------------------------------------     ------------
NOTE:  Please sign exactly as name appears hereon.  Joint owners should each sign.  When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.




                                                       QUEST MEDICAL, INC.
P                                       PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
R                                 FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD JUNE 22, 1995
O
X   The undersigned hereby (a) acknowledges receipt of the Notice of Annual Meeting of Stockholders of Quest Medical, Inc. to be
Y   held on June 22, 1995, and the Proxy Statement (herein so called) in connection therewith, each dated May 10, 1995, (b) appoints
    F. Robert Merrill, III and John A. Gula as Proxies, or either of them, each with the power to appoint a substitute, (c)
    authorizes the Proxies to represent and vote, as designated below, all the shares of Common Stock of Quest Medical, Inc., held of record by the undersigned on April 24, 1995, at such annual meeting and at any adjournment(s) thereof and (d) revokes any proxies heretofore given.

    1. Election of Directors, Nominees:

       Linton E. Barbee                                 John A. Gula                            Thomas C. Thompson
       William N. Borkan                                Hugh M. Morrison                        Michael J. Torma, M.D.
       Robert C. Eberhart, Ph.D.

    2. Proposal to approve the Quest Medical, Inc. 1995 Stock Option Plan.

You are encouraged to specify your choices by marking the appropriate boxes (SEE REVERSE SIDE) but you need not mark any boxes if you wish to vote in accordance with the Board of Directors' recommendations.  The Proxy Committee cannot vote your shares unless you sign and return this card.